UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2024

Rain Enhancement Technologies Holdco, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	333-283425	99-3527155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1659 Chinaberry Ct.

Naples, FL 34105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (508) 361-6699

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

PIPE Investment

In connection with the proposed business combination among Rain Enhancement Technologies Holdco, Inc. (the “Company”), Coliseum Acquisition Corp. (“Coliseum”), Rain Enhancement Technologies, Inc. (“RET”), Rainwater Merger Sub 1, Inc. and Rainwater Merger Sub 2A, Inc. (the “Business Combination”), on December 20, 2024 and December 23, 2024, the Company entered into subscription agreements (collectively, the “PIPE Subscription Agreements”) with certain existing shareholders of RET and Coliseum and designees to the Company’s post-Business Combination board of directors, or their affiliates (the “PIPE Investors”) pursuant to which, among other things, the Company will issue and sell to the PIPE investors, and the PIPE Investors will subscribe for and purchase in a private placement, an aggregate of 83,429 shares of Class A common stock of the Company, par value $0.0001 per share (the “PIPE Shares”) at a purchase price of approximately $11.39 per share, which is the approximate per share redemption price of Coliseum’s public shares in the Business Combination, for an aggregate of $950,000 (the “PIPE Investment”). Pursuant to the PIPE Subscription Agreements, the Company expects to close on an aggregate of $800,000 of the PIPE Investment and accordingly would issue approximately 70,256 PIPE Shares at the closing of the Business Combination, and to close on the remaining $150,000 of the PIPE Investment and would issue the remaining 13,173 PIPE Shares following the closing of the Business Combination.

The PIPE Subscription Agreements contain customary representations and warranties of each of the Company and the PIPE Investors, and customary conditions to closing, including the consummation of the Business Combination between the Company, Coliseum and RET. The purpose of the PIPE Investment is to raise additional capital for use by the combined company following the closing of the Business Combination. The securities sold in connection with the PIPE Investment will be sold under the exemption from registration provided by Section 4(a)(2) of the Securities Act. The PIPE Investors are expected to become parties to the Registration Rights Agreement to be entered into in connection with the Business Combination, in the form attached as Annex D to the Proxy Statement/Prospectus (as defined below). Accordingly, the Company will be obligated to use its commercially reasonable efforts to file a registration statement to register for resale the PIPE Shares within 30 days of the closing of the Business Combination and to cause such registration statement to be declared effective by the SEC as soon as practicable after the filing thereof. The PIPE Investors will have demand and piggyback rights pursuant to the Registration Rights Agreement.

The foregoing description of the PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information about the Business Combination and Where to Find it

As previously disclosed, the Company entered into a Business Combination Agreement with RET, Coliseum, and the other parties thereto, dated June 25, 2024, as subsequently amended on August 22, 2024, which provides that, subject to the satisfaction or waiver of the conditions therein, the Company will complete the Business Combination. The Business Combination was approved by shareholders of Coliseum during an extraordinary general meeting of shareholders on December 23, 2024. The Registration Statement on Form S-4 (File No. 333-283425) (as amended, the “Registration Statement”) filed by RET and the Company, which was declared effective by the Securities and Exchange Commission (“SEC”) on December 10, 2024, includes a proxy statement/prospectus that is both the proxy statement of Coliseum and a prospectus of the Company relating to the shares to be issued in connection with the Business Combination (the “Proxy Statement/Prospectus”). The definitive Proxy Statement/Prospectus was mailed to Coliseum’s shareholders of record as of November 26, 2024, the record date established for voting on the Business Combination. Coliseum, RET, and/or the Company may also file other relevant documents regarding the Business Combination with the SEC. This Current Report and the exhibits hereto do not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any investment decision, investors, security holders of RET, Coliseum, and other interested persons are urged to read the Proxy Statement/Prospectus and any amendments or supplements thereto, because these documents will contain important information about Coliseum, RET, the Company, and the Business Combination.

Investors and security holders will also be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus, and all other relevant documents filed or that will be filed with the SEC by Coliseum, RET and/or the Company through the website maintained by the SEC at www.sec.gov. The documents filed by Coliseum, RET, and/or the Company with the SEC also may be obtained free of charge upon written request to Coliseum at Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

Forward-Looking Statements

Certain statements included in this Current Report and the exhibits hereto are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “may,” “will,” “anticipate,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on various assumptions, whether or not identified in this Current Report or the exhibits hereto, and on the current expectations of RET’s and Coliseum’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be viewed by any investor as, a guarantee, an assurance, a prediction or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions.

Many actual events and circumstances are beyond the control of Coliseum, RET, and the Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions; the ability of the parties to successfully consummate the Business Combination; the ability to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by Coliseum’s shareholders and the satisfaction of the minimum cash condition; the amount of redemption requests made by Coliseum’s public shareholders; the effect of the announcement and pendency of the Business Combination on RET’s business; RET’s ability to manage future growth; the Company’s ability to meet the listing standards of Nasdaq; the failure to obtain, maintain, adequately protect, or enforce RET’s intellectual property rights; the numerous regulatory and legal requirements that RET will need to comply with to operate its business; the concentrated ownership of the Company’s stock in RET’s principal stockholders; and the other risks presented elsewhere herein and in the Registration Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Registration Statement, along with the risks and uncertainties described in the “Risk Factors” section of Coliseum’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Coliseum, RET, and the Company from time to time with the SEC. There may be additional risks that neither Coliseum, the Company, nor RET presently know or that Coliseum, the Company, and RET currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this Current Report, and such information may be inaccurate or incomplete. Coliseum, the Company, and RET expressly disclaim any obligation or undertaking to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, RET’s or the Company’s management team or businesses associated with them is presented for informational purposes only. Past performance by RET’s or the Company’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of RET’s or the Company’s management team or businesses associated with them as indicative of RET’s or the Company’s future performance of an investment or the returns RET or the Company will, or is likely to, generate going forward.

No Offer or Solicitation

This Current Report and the exhibits hereto do not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Business Combination. There shall not be any offer, sale or exchange of any securities of RET, the Company, or Coliseum in any jurisdiction where, or to any person to whom, such offer, sale or exchange may be unlawful under the laws of the jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIN ENHANCEMENT TECHNOLOGIES HOLDCO, INC.

Date: December 30, 2024	By:	/s/ Paul T. Dacier
	Name:	Paul T. Dacier
	Title:	President